UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2026

Date of Report (Date of earliest event reported)

CBIZ, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Rockside Woods Blvd. N., Suite 600

Independence, Ohio 44131

(Address of principal executive offices, including zip code)

216-447-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CBZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on November 2, 2026 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 28, 2026 (the “Merger Agreement”), by and among CBIZ, Inc., a Delaware corporation (the “Company”), Viking ParentCo, Inc., a Delaware corporation (“Parent”), and Viking MergerCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Grant Thornton Advisors LLC (“Grant Thornton”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub merged with and into the Company, with the Company surviving (the “Surviving Corporation”) and the separate existence of Merger Sub ceased (the “Merger”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent. The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2026, and incorporated herein by reference. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.02.

Credit Facility Termination

On November 2, 2026, concurrently with the closing of the Merger, the Company caused the termination and repayment in full of all indebtedness, liabilities and other obligations under the Amended and Restated Credit Agreement, dated as of November 1, 2024, by and among the Company, Bank of America, N.A., as administrative agent, and the other parties thereto (as amended, restated, amended and restated, supplemented, refinanced, replaced or otherwise modified from time to time).

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note and in Items 1.02, 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Pursuant to the terms and conditions of the Merger Agreement, the common stock of the Company and each outstanding equity award was treated as follows:

•

Company Common Stock: At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time ((a) other than Company Common Stock owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) the Company as treasury stock, (iii) the Company’s direct or indirect wholly owned subsidiaries and (iv) stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law (“DGCL”) and (b) including for the avoidance of doubt, Company Common Stock, other than the Performance Shares (as defined in the Marcum Agreement, the “Marcum Performance Shares”) issued immediately prior to the Effective Time in accordance with the terms of the Marcum Agreement) was cancelled and automatically converted into the right to receive an amount in cash equal to $55.00 per share, without interest thereon (the “Merger Consideration”).

•

Company Options: Immediately prior to the Effective Time, each option to purchase Company Common Stock (a “Company Option”) granted under the 2019 CBIZ, Inc. Omnibus Incentive Plan (the “Company Stock Plan”) outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Company Common Stock underlying such Company Option and (ii) the total number of shares of Company Common Stock subject to such Company Option.

•

Vested Company Restricted Stock Units and Marcum Performance Shares: Immediately prior to the Effective Time, (i) each restricted stock unit granted under the Company Stock Plan (each, a “Company RSU”) that vested in accordance with the terms set forth therein prior to the Effective Time and (ii) each Marcum Performance Share outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive the Merger Consideration.

•

Unvested Company Restricted Stock Units: Immediately prior to the Effective Time, each Company RSU that was unvested immediately prior to the Effective Time was cancelled and automatically converted into the right to receive (such right, a “Replacement RSU Award”) an amount in cash equal to the Merger Consideration, which Replacement RSU Award will vest and become payable, subject to compliance with Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), on the same vesting schedule as the corresponding Company RSU would have vested pursuant to the terms thereof; provided that such Replacement RSU Award will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•

Company Performance Share Units: Immediately prior to the Effective Time, (i) each performance share unit granted under the Company Stock Plan that was subject to performance-based vesting conditions (each, a “Company PSU”) that vested in accordance with the terms set forth therein prior to the Effective Time was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the Merger Consideration and (B) the number of shares of Company Common Stock issuable in settlement of such vested Company PSU, and (ii) each award of Company PSUs that was unvested immediately prior to the Effective Time was cancelled and converted automatically into the right to receive (such right, a “Replacement PSU Award”) an amount in cash equal to the product of (A) the Merger Consideration and (B) the number of shares of Company Common Stock issuable in settlement of such award of Company PSUs, determined based on achievement of target performance, which Replacement PSU Award will vest and become payable, subject to compliance with Section 409A of the Code and the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), on the last day of the performance period applicable to such corresponding Company PSU; provided that such Replacement PSU Award will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•

Company Units: Immediately prior to the Effective Time, (i) each outstanding unit (each, a “Company Unit”) granted under the CBIZ Equity Aligned Cash Bonus Plan (as may be amended and restated from time to time, the “EACB”) that was vested as of immediately prior to the Effective Time was cancelled and converted automatically into the right to receive the Merger Consideration, and (ii) each Company Unit that was unvested immediately prior to the Effective Time was assumed by Parent (the “Assumed Units”) and will continue to vest and become payable, subject to the holder’s continued employment with Parent or its affiliates, including the Surviving Corporation (subject to certain termination protections set forth below), in accordance with the terms of the EACB and the applicable award agreement governing such Company Unit, in an amount equal to the Merger Consideration in respect of each Assumed Unit that becomes vested; provided that such Assumed Unit will vest in full upon the holder’s (a) termination without Cause, (b) death, (c) termination due to Disability, (d) termination due to Normal Retirement, or (e) resignation for Good Reason.

•

Company Restricted Stock: Immediately prior to the Effective Time, each share of restricted Company Common Stock granted under the Company Stock Plan outstanding immediately prior to the Effective Time, all of which was held by non-employee directors of the Company, was cancelled and automatically converted into the right to receive the Merger Consideration.

•

Company Employee Stock Purchase Plan: Effective as of the day immediately prior to the Effective Time, the CBIZ, Inc. 2007 Employee Stock Purchase Plan, as amended and restated as of May 12, 2011 (the “Company ESPP”) was terminated, and any accumulated contributions under the Company ESPP will be returned to participants as promptly as practicable, without interest.

The foregoing description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 29, 2026, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

On November 2, 2026, in connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE suspend trading of the shares of Company Common Stock prior to the opening of trading on November 2, 2026. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of shares of the Company Common Stock from the NYSE and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a certification on Form 15 requesting the termination of the registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive Merger Consideration or, in the case of Company Common Stock held by stockholders who have properly demanded and not withdrawn appraisal rights, the rights provided under Section 262 of the DGCL).

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company, as the surviving entity of the Merger, became a wholly owned subsidiary of Parent, which is an affiliate of Grant Thornton. The total amount of funds used to consummate the Merger and the related transactions was approximately $5,235,000,000, which was funded through a combination of equity financing and debt financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Directors

On November 2, 2026, effective as of the Effective Time, each member of the Company’s Board of Directors resigned as a director of the Company and as a member of any committee or subcommittee thereof. These departures were not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

Officers

In addition, effective as of the Effective Time, as a result of the Merger, each officer of the Company ceased to be an officer of the Company, and Jim Peko was appointed as Chief Executive Officer of the Surviving Corporation.

Other

In connection with the Merger, the Company entered into a letter agreement with Brad Lakhia (the Company’s Chief Financial Officer) (the “Letter Agreement”) to provide Mr. Lakhia with reimbursement, if required, for excise taxes that may be incurred by Mr. Lakhia under Section 4999 of the Code, as amended, on certain payments received in connection with the Merger, so that on a net after-tax basis Mr. Lakhia would be in the same position as if no such excise tax had applied to Mr. Lakhia. The maximum value of all payments under the Letter Agreement is $2,368,946.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

On November 2, 2026, effective as of the Effective Time and pursuant to the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events

On November 2, 2026, the Company issued a press release announcing the completion of the Merger. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of July 28, 2026, by and among CBIZ, Inc., Viking ParentCo, Inc. and Viking MergerCo, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 29, 2026).

3.1	Amended and Restated Certificate of Incorporation of CBIZ, Inc., dated as of November 2, 2026.

3.2	Amended and Restated Bylaws of CBIZ, Inc., dated as of November 2, 2026.

99.1	Press Release, dated November 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBIZ, INC.

By:	/s/ Jim Peko
Name: Jim Peko
Title: Chief Executive Officer

Date: November 2, 2026